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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 10, 2001




                               VENTRO CORPORATION
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



              DELAWARE                                  0-26811                               77-0465496
-------------------------------------     ------------------------------------     ---------------------------------
  (State or Other Jurisdiction of              (Commission File Number)              (IRS Employer Identification
   Incorporation or Organization)                                                                No.)


            1500 PLYMOUTH STREET
              MOUNTAIN VIEW, CA                                      94043
-------------------------------------------                     ----------------
  (Address of Principal Executive Offices)                         (Zip Code)


                                 (650) 567-8900
               ---------------------------------------------------
               (Registrant telephone number, including area code)


                                       N/A
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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     ITEM 5. Other Events

     On March 28, 2001, Registrant announced the results of its earlier offer to purchase all of its outstanding 6% Convertible Subordinated Notes due 2007. The Registrant has accepted for purchase from holders a principal amount of approximately $185 million of Notes, which constitutes approximately 74% of the outstanding Notes. The total amount paid by the Registrant for the tendered Notes is approximately $58 million, which is comprised of $270 per $1,000 principal amount of Notes, accrued interest and transaction costs. As a result of the purchase, the Registrant will recognize an extraordinary gain in the first quarter of 2001 of approximately $126 million. As shown on the February 28, 2001 Unaudited Condensed Consolidated Pro Forma Balance Sheet Information, net tangible assets exceed the minimum $4,000,000 net tangible assets requirement for continued listing on the NASDAQ National Market. Unaudited Condensed Consolidated Pro forma Balance Sheet Information, intended solely to display the effect of the purchase of the tendered Notes upon net tangible assets of the Registrant, is presented below.

     On April 5, 2001, Registrant received notice that a class action lawsuit has been filed and served on the Registrant alleging that the Registrant and certain individuals made false and misleading statements concerning the Registrant's business model and its earnings for fiscal 2000. The Registrant is aware of several other similar suits that have been filed, only some of which have been served on the Registrant. The Registrant believes it has meritorious defenses to the actions, is in the process of retaining counsel and intends to defend the suits vigorously.

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET INFORMATION

     The Unaudited Condensed Consolidated Pro Forma Balance Sheet Information is based upon the unaudited financial information of Ventro adjusted to give effect to the purchase of the Notes if such purchase had taken place on February 28, 2001.

     The Ventro Unaudited Condensed Consolidated Pro Forma Balance Sheet Information gives effect to the Company's purchase of a principal amount of $184 million of its outstanding 6% Convertible Subordinated Notes due 2007. The total amount paid by the Company for the tendered Notes was approximately $58 million, which was comprised of $270 per $1,000 principal amount of Notes, accrued interest and transaction costs. Following the closing of the tender offer, Ventro continues to have approximately $65 million of Notes outstanding. The purchase resulted in an extraordinary gain of approximately $126 million in the first quarter of 2001.

     The Ventro Unaudited Condensed Consolidated Pro Forma Balance Sheet Information should be read in conjunction with the audited financial statements, notes, and risk factors disclosed in the most recent Annual Report on Form 10K, which are incorporated by reference.

     The Ventro Unaudited Condensed Consolidated Pro Forma Balance Sheet Information is not necessarily indicative of what the actual financial results of the company would have been had the transactions described above taken place on February 28, 2001, nor do they purport to indicate results of future operations.

     Unaudited Condensed Consolidated Pro Forma Balance Sheet Information as of February 28, 2001 (in millions):

                                       ---------------------------------------------
                                        Historical        Pro Forma       Pro Forma
                                        at 2/28/01       Adjustments     As Adjusted
                                       ---------------------------------------------
                                                          (Decrease)
Total assets............................   $235             $ (63)         $  172
Total liabilities.......................    292              (189)            103
                                           ----             -----          ------
Total stockholders' equity (deficit)....   $(57)            $ 126          $   69
                                           ====             =====          ======
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     "Safe Harbor" Statement under Private Securities Litigation Reform Act of
1995: Statements in this report regarding Ventro's financial condition are
"forward-looking statements" that involve risks and uncertainties. This information is being filed in accordance with the requirements of the Nasdaq
National Market and has not been prepared in accordance with generally accepted accounting principles ("GAAP") or the rules and regulations of the Securities and Exchange Commission (the "Commission") governing financial statements contained in quarterly, annual or other reports filed under the Securities
Exchange Act of 1934. Actual results may differ materially from those which may be expressed or inferred in this report as a result of certain factors, including: inaccurate estimates of operating results or expenses; adjustments required in the preparation of financial results for the calendar quarter;
events occurring after the date of the unaudited condensed consolidated pro forma balance sheet information; and other factors that could affect financial results prepared under GAAP and the rules and regulations of the Commission. The information set forth herein is not necessarily indicative of results for the quarter ended March 31, 2001, which will be set forth in a report on Form 10Q as prescribed by the rules and regulations of the Commission, or for the year ending December 31, 2001, which will be set forth in a report on Form 10K together with a report of the Company's independent public accountants. The information set forth above has neither been audited nor reviewed by the
Company's independent public accountants. Other risks involved in the Company's business are set forth in detail in the Company's filings with the Commission.

FOR ADDITIONAL INFORMATION:

FOR MEDIA INQUIRIES:                         FOR VENTRO INVESTOR INQUIRIES:
Ann O'Leary                                  Mary Magnani
Ventro Corporation                           Thomson Financial/Carson
650/567-8808                                 415/617-2542
Aoleary@ventro.com

Lisa Beyer                                   FOR BONDHOLDER INQUIRIES:
Schwartz Communications                      MORGAN STANLEY DEAN WITTER
415/512-0770                                 650/234-5794

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2001




                                   VENTRO CORPORATION


                                   By: /s/  David Perry
                                       --------------------------------------
                                   Name:  David P. Perry
                                   Title: President, Chief Executive Officer
                                          and Director